                                                                    Exhibit 10.1

                              [LETTERHEAD OF PGI]

                                                                    May 22, 1998


Personal and Confidential
-------------------------

Mr. Jerry Zucker
Chairman, President and CEO
Polymer Group, Inc.
4838 Jenkins Avenue
North Charleston, S. C. 29405

Dear Jerry:

Polymer Group, Inc. ("PGI") considers the establishment and continuance of a strong and vital management to be essential to protecting and enhancing the best interests of PGI and its shareholders. In this connection, PGI recognizes that when events which could lead to a change of control of PGI occur, they give rise to material uncertainties and questions as to the ownership and future direction of PGI which would persist for some time. The Board recognizes that such uncertainties could result in the departure or possible distraction of key management personnel to the detriment of PGI and its shareholders. Accordingly, the Board wishes to clarify arrangements relating to your employment by PGI or its affiliates, particularly in circumstances relating to change of control to reinforce and encourage you to continue employment with PGI. In particular, the Board believes it important, should PGI or its shareholders receive a proposal in respect of a change in ownership of PGI, that your employment with PGI or its affiliates be continued during the pendency of such proposals and you be able to assess and advise PGI and its shareholders and to take such other action regarding such proposals as the Board might determine to be appropriate, without being influenced by the uncertainties of your own situation.

In order to induce you to remain in the employ of PGI, this letter agreement ("Agreement"), which was approved by the Board at its May 5, 1998 Board meeting, sets forth the severance and termination benefits which PGI agrees will be provided to you in the event your employment with PGI is terminated or significantly affected subsequent to a Fundamental Change (as defined) in the ownership or the direction of PGI under the circumstances described below. Also note that this Agreement revokes and shall supersede all other prior agreements between you and PGI dealing with the specific benefits to be given to you under any Benefit Plan (as hereinafter defined) in the event your employment with PGI is terminated or significantly affected within twenty-four (24) months subsequent to a Fundamental Change. The obligations of PGI to provide the benefits under this Agreement are applicable only in the event of a Fundamental Change in the ownership or direction of PGI in the circumstances described below and do not otherwise affect your present terms and conditions of employment. This Agreement does not in any way establish a precedent or guideline for PGI's obligation to provide such benefits in circumstances other than those described herein. Accordingly, the definitions contained herein, including the definition of "Cause" and "Good Reason," are applicable only for the purpose of this Agreement.

I.   Definitions
     -----------

1.1  In this Agreement, the term:

     (a)  "Base Salary" shall mean your annual salary in effect prior to the
           -----------
          date of delivery of a Notice of Termination (without regard to any reduction in that salary in the sixty (60) days prior to the date of delivery of such Notice).

     (b)  "Beneficial Owner of Voting Securities" means a Person who has any
           -------------------------------------
          beneficial interest in or control or direction over the Voting Securities or has a right to control or direct voting or disposition of Voting Securities held in a trust or has the right to acquire any beneficial interest in Voting Securities, whether issued or unissued conditionally or unconditionally, within sixty (60) days whether by exercise of an option, warrant, right, subscription privilege, agreement, revocation of a trust or otherwise.

     (c)  "Benefit Plan" shall mean any compensation plan such as an incentive,
           ------------
          stock option plan or any employee benefit plan such as a saving, pension, profit sharing, medical, dental, disability, accident, life insurance plan or a relocation plan or policy or any other material plan, program, perquisite or policy of PGI intended to benefit employees.

     (d) "Board" means the Board of Directors of PGI.
          -----

     (e)  "Cause" shall mean (i) the willful and continued failure by you to
           -----
          perform substantially your duties with PGI (other than any such failure resulting from your incapacity due to physical or mental illness) after a written demand for substantial performance is delivered to you by the Board which specifically identifies the manner in which the Board of Directors believes that you have not substantially performed your duties, or (ii) the willful engaging by you in illegal conduct which is materially and demonstrably injurious to PGI. For the purposes of this definition, no act, or failure to act, on your part, shall be considered "willful" unless done or omitted to be done by you in bad faith and without reasonable belief that such action or omission was in, or not opposed to, the best interests of PGI.

     (f)  "Date of Termination" means the date specified in Section VII of
           -------------------
          this Agreement.

     (g)  "Fundamental Change" shall mean any one of the following events:
           ------------------

          (i) any Person or group of Persons acting jointly and in concert, becomes the beneficial Owner, directly or indirectly, of thirty-five percent (35%) or more of the combined voting power of PGI's Voting Securities, but not including any Person whose ownership of such a percentage of Voting Securities results solely from a share repurchase by PGI or a subsidiary thereof (unless such Person or Persons subsequently purchases any additional Voting Securities).

          (ii) a Person or group of Persons acting jointly and in concert, who is the registered owner or beneficial Owner of five percent (5%) or greater of the combined voting power of PGI's Voting Securities (A) indicates in an information circular sent to shareholders of PGI or otherwise indicates in writing, that such Person or Persons intends to nominate, or (B) at a meeting of PGI's shareholders nominates, individuals for election to the Board who have not been approved by the Incumbent Board (either by a specific vote or by approval of the proxy statement of PGI in which such person is named as a nominee for director, without objection to such nomination) and who, if elected, would constitute a majority of the members on the Board who are not full-time employees of PGI or its subsidiaries and a majority of such nominees are so elected.

          (iii) PGI ceases to control in fact, directly or indirectly, all or substantially all of the assets employed in carrying on the business of PGI.

          Notwithstanding anything in the foregoing to the contrary, no Fundamental Change shall be deemed to have occurred for purposes of this Agreement by virtue of any transaction which results in any Person or Persons approved by the Incumbent Board becoming the beneficial Owner of Voting Securities, directly or indirectly, of more than thirty-five percent (35%) but less than fifty per cent (50%) of the combined voting power of PGI's voting securities.

     (h)  "Good Reason" shall mean:
           -----------

          (i) a reduction by PGI in your Base Salary or the opportunity for cash and non-cash incentive and other compensation as in effect immediately prior to the Fundamental Change;

          (ii) at any time after the happening of a Fundamental Change, an adverse change in your status, position(s) or salary group or scope of responsibility as an executive in effect immediately prior to the Fundamental Change, including, without limitation, a diminution of your scope of duties or responsibilities, the addition of new executive positions with equal or greater title, status or responsibility, any change in reporting responsibility or the assignment to you of any duties or areas of responsibilities which, in your reasonable judgment, are inconsistent with such status or position(s), co-responsibilities undertaken prior to a Fundamental Change or any removal of you from or any failure to reappoint or reelect you to such position(s) (except in connection with the termination of your employment for Cause or disability);

          (iii) the failure by PGI to continue in effect any Benefit Plan in which you are participating at the time of the Fundamental Change or the taking of any action, or the failure to act, by PGI which would adversely affect your continued participation in any of such Benefit Plans on at least as favorable a basis to you as is the case at the time of the Fundamental Change or which would materially reduce your benefits in the future under any of such Benefit Plans or deprive you of any material employment related benefit enjoyed by you at the time of the Fundamental Change; provided, any modification required by the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or the Internal Revenue Code of 1986, as amended (the "Code") shall not constiute Good Reason;

          (iv) PGI requiring you to regularly report for employment to an office located anywhere in excess of fifty (50) miles from where your office is located immediately prior to the Fundamental Change, except for required travel on PGI's business to an extent substantially consistent with the business travel obligations which you undertook on behalf of PGI prior to the Fundamental Change,

          (v) any purported termination by PGI of your employment which is not effected pursuant to a Notice of Termination satisfying the requirements of paragraph 6.1 below (and, if applicable, paragraphs 1.1(e) and 5.2 of this Agreement);

          (vi) failure by PGI to pay or cause to be paid to you any amounts due to you under the terms of any of PGI's Benefit Plan after a decision of the Board that it is in PGI's best interests to do so in accordance with paragraph 4.1 of this Agreement;

          (vii) the failure by PGI to obtain from any Successor the assent to this Agreement contemplated by paragraph 10.1 hereof.

     (i)  "Incumbent Board" means the members of the Board on the date hereof
           ---------------
          and any person becoming a director of PGI subsequent to that date whose election, or nomination for election by PGI's shareholders, was approved by a vote of at least three-quarters (3/4) of the directors comprising the Incumbent Board (either by a specific vote or by approval of the proxy statement of PGI in which such person is named as a nominee for director, without objection to such nomination).

     (j)  "Notice of Termination"  means a notice given in accordance with
           ---------------------
          paragraph 6.1 of this Agreement.

     (k)  "Person" or "Persons" shall mean and include any individual,
           -------------------
          corporation, partnership, unincorporated organization or syndicate or association, trust, trustee, executor, administrator or other legal representative other than PGI, a subsidiary of PGI or any employee benefit plan(s) sponsored by PGI or a subsidiary of PGI.

     (l)  "PGI" means Polymer Group, Inc. and includes any corporation or other
           ---
          entity which is the surviving or continuing entity in respect of any amalgamation, merger, consolidation, combination, recapitalization, dissolution or form of business combination.

     (m)  "Retirement" shall mean termination by you of your employment with PGI
           ----------
          on or after your normal retirement date, including early retirement with your written consent, under and in accordance with the terms of the registered pension plan of PGI in which you participate or the retirement date declared by you in writing.

     (n)  "Successor" shall mean any Person that concurrently with or subsequent
           ---------
          to a Fundamental Change succeeds to, or has the practical ability to control (either immediately or with the passage of time), PGI's business directly, by merger or consolidation, or indirectly, by purchase of PGI's Voting Securities, all or substantially all of its assets or otherwise.

     (o)  "Voting Securities" shall mean any share or other security that
           -----------------
          carries a voting right either under all circumstances or under some circumstances that have occurred and are continuing and also includes any share or security that is ultimately exercisable or convertible into a Voting Security, whether conditionally or unconditionally.

II.  Agreement to Provide Services: Right to Terminate
     -------------------------------------------------

2.1 Except as otherwise provided in paragraph 2.2 below, after the first occurrence of a Fundamental Change, PGI or you may terminate your employment at any time subject to PGI providing to you the benefits hereinafter specified in respect of termination of your employment all in accordance with the terms hereof.

2.2 In the event a take-over is made by a Person or Persons acting jointly and in concert in respect of any securities of PGI prior to the first occurrence of a Fundamental Change, you agree that you will not leave the employ of PGI (other than as a result of disability or upon Retirement) until the earliest of (a) one hundred and twenty (120) days after the commencement of such take-over bid, (b) such take-over bid has been abandoned or terminated, or (c) the first occurrence of a Fundamental Change.

III.  Term of the Agreement
      ---------------------

3.1 This Agreement shall commence on the date hereof and shall continue to be in effect for a minimum period of five years commencing May 5, 1998 and shall, automatically be extended for additional periods of one year unless at least ninety (90) days prior to the expiration of the current one year period, PGI or you shall have given written notice that this Agreement shall not be extended.

3.2 It is further provided that this Agreement shall continue to be in effect for a period of twenty four (24) months beyond the term provided in paragraph 3.1 above if a Fundamental Change in PGI shall have occurred during such term. Notwithstanding anything in this Section III to the contrary, your employment may be terminated by PGI prior to the happening of a Fundamental Change, without giving rise to the obligations of PGI hereunder provided, however, any such termination will be subject to applicable laws and any other agreements you may have with PGI. This Agreement may be terminated by you prior to the happening of a Fundamental Change, except after the commencement of a take-over bid wherein you may terminate this Agreement only in the circumstances indicated in paragraph
     2.2. above.

IV.  Stock Option Plan
     -----------------

4.1 The Board shall continue to have any power to accelerate the vesting of options and stock appreciation rights that is currently available to it under the Stock Option Plan. In addition, providing that the Board of Directors judges that it is in the best interests of the shareholders not
                                                                           ---
     to have the options vested automatically, all options and stock appreciation rights granted to you under the Stock Option Plan, whether vested or not, shall become vested and immediately exercisable:

     (a) If at any time, any person, other than yourself or an Affiliate thereof, beneficially owns, directly or indirectly, voting securities of the Corporation carrying more than 35% of the votes for the election of directors or any person makes a successful take-over bid for 50% or more of the voting securities of the Corporation (including the voting securities of the Corporation then held by such offeror).

     (b) less than 20% of PGI's Voting Securities are listed on The New York Stock Exchange, or a similar recognized stock exchange and are widely held by persons other than the Person (or group of Persons acting jointly or in concert) whose actions have given rise to the Fundamental Change; or

     (c) you are terminated other than for Cause, in accordance with the terms of this Agreement.

V.  Termination Following Fundamental Change
    ----------------------------------------

5.1 Following the first occurrence of any Fundamental Change in PGI, you shall be entitled to the benefits provided in paragraph 8.2 hereof upon:

     (a) the termination of your employment by PGI at any time within twenty-four (24) months after the happening of such Fundamental Change unless such termination is (A) because of your death or Retirement, or (B) by PGI for Cause or disability;

     (b) the termination of your employment by you with Good Reason providing that such termination occurs within twenty-four (24) months after the happening of such Fundamental Change; or

     (c) termination of your employment within the mutual consent of you and PGI within twenty-four (24) months of the happening of such Fundamental Change.

5.2 If PGI intends to terminate your employment for Cause following a Fundamental Change then any act, or failure to act, based upon authority given pursuant to a resolution duly adopted by the Board or based upon the advice of counsel for PGI shall be conclusively presumed to be done, or omitted to be done, by you in good faith and in the best interests of PGI.

     Notwithstanding the foregoing, you shall not be deemed to have been terminated for Cause unless and until a copy of a resolution duly adopted by the affirmative vote of not less than three-quarters (3/4) of the directors who are not full-time employees of PGI or any of its subsidiaries at a meeting of the Board called and held for the purpose (after reasonable notice to you and an opportunity for you, together with your counsel, to be heard before the Board has been given), finding that in the good faith opinion of the Board you were guilty of the conduct set forth above in sub-clauses (i) or (ii) of paragraph 1.1(e) and specifying the particulars thereof in detail is delivered to you.

VI.  Notice of Termination
     ---------------------

6.1 Any purported termination by PGI or by you following a Fundamental Change shall be communicated by written Notice of Termination to the other party hereto and shall indicate with reasonable particularity the specific termination provision in this Agreement relied upon.

VII.  Date of Termination
      -------------------

7.1  "Date of Termination"  following a Fundamental Change shall mean:
      -------------------

     (a) if your employment is to be terminated by PGI for Cause, the date specified in the Notice of Termination which shall be on or after the date upon which the Notice of Termination is delivered;

      (b) if you terminate employment with Good Reason, a date no earlier than thirty (30) days from the date on which the Notice of Termination is given; or

      (c) if your employment is to be terminated by PGI for any reason other than Cause, the date specified in the Notice of Termination, which in no event shall be a date earlier than sixty (60) days after the date on which a Notice of Termination is given unless an earlier date has been expressly agreed to by you in writing either in advance of, or after, receiving such Notice of Termination.

7.2 In the case of termination by PGI of your employment for Cause, if you have not previously expressly agreed in writing to the termination, then within thirty (30) days after receipt by you of the Notice of Termination with respect thereto, you may notify PGI that a dispute exists concerning the termination, in which event the Date of Termination shall be the date set either by mutual written agreement of the parties or by the arbitrators in a proceeding as provided in paragraph 12.7 hereof.

VIII. Compensation Upon Termination
      -----------------------------

8.1 If your employment shall be terminated for Cause following a Fundamental Change, PGI shall pay you your Base Salary and prorated bonus through the Date of Termination plus any other benefits or awards (including the cash value of any Benefit Plan) which have been earned or become payable, but which have not yet been paid to you. Thereupon PGI shall have no further obligations to you under this Agreement.

8.2 If your employment is terminated after the first occurrence of any Fundamental Change in accordance with the manner described in paragraph
      5.1 then, on the fifth (5th) day following the Date of Termination (except as otherwise provided), you shall be entitled without regard to any contrary provisions of any Benefit Plan, to the benefits as provided below

      (a) PGI shall pay your base Salary plus any annual benefits or awards (including both the cash and non-cash value of any Benefit Plan including bonus or incentives) pro-rated to the Date of Termination on the basis that any targets necessary to obtain such awards have been achieved, in a manner acceptable to you. Notwithstanding anything in this Section VIII to the contrary, the amount payable to you in respect of bonus or incentive plans shall be paid to you within five days of receipt by PGI of the audited financial results for the year in which the Date of Termination occurs.

      (b) PGI shall pay you as severance pay and in lieu of any further salary for periods subsequent to the Date of Termination, an amount in cash equal to 2.99 times the aggregate of your (i) Base Salary plus (ii) the cash value of the non-cash Benefit Plans plus (iii) the average of annual bonus you received in the two (2) years immediately preceding the Date of Termination.

8.3 The amount of any payment provided for in this Section VIII shall not be reduced, offset or subject to recovery by PGI by reason of any compensation earned by you as the result of employment by another employer after the Date of Termination, or otherwise.

8.4 In the event that your employment is terminated in the circumstances described in paragraph 5.1, in the Notice of Termination or otherwise, within four (4) days of the Date of Termination, you may, in writing, direct PGI that any amounts which should become payable to you pursuant to paragraph 8.2 hereof shall be paid to you in three (3) equal annual installments, with the first such installment payable five (5) business days after the Date of Termination and each successive installment paid on the anniversary of the Date of Termination or the next following business day if such date is not a business day; provided, any amounts to be paid from the trust(s) of qualified plans shall only be payable at the time and in the manner prescribed under such plans.

IX.   Additional Rights
      -----------------

9.1 You agree that the provisions of this Agreement include any statutory entitlements to notice of termination or termination pay in lieu of notice and severance pay and is in lieu of and replaces any common law entitlements to notice of termination or pay in lieu thereof and you waive your right at common law to reasonable notice. (The notice period for termination of employment as provided herein shall comply with the notice of termination provisions of applicable employment standards legislation, as amended from time to time).

X.    Successors:  Binding Agreement
      ------------------------------

10.1 Any Successor to PGI shall be bound by this Agreement. PGI will seek to have any Successor assent to the fulfillment by PGI of its obligations under this Agreement at your request. Failure of PGI to obtain such assent within thirty (30) days after such request shall constitute Good Reason for termination by you of your employment and shall entitle you to the benefits provided in paragraph 8.2 hereof upon delivery by you of a Notice of Termination.

10.2 This Agreement shall inure to the benefit of and be enforceable by your personal or legal representatives, executors, administrators, successors or heirs. If you should die while any amount would still be payable to you hereunder if you had continued to live, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to a beneficiary designated by you in writing or barring such designation to your estate; provided, with respect to all employee Benefit Plans subject to ERISA, any beneficiary designation will be governed by the terms of such plans.

XI.   Fees and Expenses:  Mitigation
      ------------------------------

11.1 PGI shall pay all reasonable legal and accounting fees and related expenses incurred by you in connection with the Agreement following a Fundamental Change including, without limitation, (a) all such fees and expenses, if any, incurred in contesting or disputing any termination of your employment by PGI after a Fundamental Change or incurred by you in seeking advice with respect to general taxation and financial advice with respect to the receipt of payments hereunder or (b) your seeking to obtain or enforce any right or benefit provided by this Agreement provided, however, you shall be required to repay any such amounts to PGI to the extent that a court issues a final and non-appealable order setting forth the determination that the position taken by you was frivolous or advanced by you in bad faith.

11.2 You shall not be required to mitigate the amount of any payment PGI becomes obligated to make to you in connection with this Agreement, by seeking other employment or otherwise.

XII.  General
      -------

12.1  Confidentiality.  Notwithstanding any provision of this Agreement, any
      ---------------
      provision governing an obligation of confidentiality on your part to PGI that is contained in any other agreement that you may have with PGI shall continue to be of full force and effect.

12.2  Taxes and Other Amounts.  All payments to be made to you under this
      -----------------------
      Agreement will be subject to required withholding of income tax and other amounts under federal, and state tax laws.

12.3  Survival.  The respective obligations of, and benefits afforded to PGI and
      --------
      you as provided in Sections VIII, X and XI and paragraphs 12.2 and 12.7 of this Agreement that have accrued upon the first occurrence of a Fundamental Change shall survive termination of this Agreement.

12.4  Notice.  For the purposes of this Agreement, notices and all other
      ------
      communications provided for in the Agreement shall be in writing and shall be deemed to have been duly given when delivered postage prepaid and addressed, in the case of PGI, to the address set forth on the first page of this Agreement or, in the case of the undersigned employed, to the address set forth below his signature provided that all notices to PGI shall be directed to the attention of the Secretary of the Board or Chairman of the Compensation Committee, or to such other address as either party may have furnished to the other in writing in accordance herewith, except that notice of change of address shall be effective only upon receipt.

12.5  Miscellaneous.  No provision of this Agreement may be modified, waived or
      -------------
      discharged unless such modification, waiver or discharge is agreed to in writing signed by you and the Board of PGI. No waiver by either party hereto at any time of any breach by the other party hereto of, or in compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not expressly set forth in this Agreement. The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of South Carolina.

12.6  Validity.  The invalidity or unenforceability of any provision of this
      --------
      Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

12.7  Arbitration.  Any dispute or controversy arising under or in connection
      -----------
      with this Agreement shall be settled, exclusively by arbitration by three arbitrators in accordance with the rules of the American Arbitration Association then in effect. Judgment may be entered on the arbitrators' award in any court having jurisdiction; provided, however, that you shall be entitled to seek specific performance of your right to be paid until the Date of Termination during the pendency of any dispute or controversy arising under or in connection with this Agreement. PGI shall bear all costs and expenses arising in connection with any arbitration proceeding pursuant to this paragraph 12.7.

12.8  Counterparts.  This Agreement may be executed in several counterparts,
      ------------
      each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

12.9  Amendments.  Notwithstanding anything in the foregoing to the contrary,
      ----------
      the Incumbent Board may by resolution or otherwise prior to the occurrence of a Fundamental Change effect any amendments to this Agreement as it deems appropriate provided that such amendments are not adverse to your right to receive any benefits to which you may become entitled in the event of a Fundamental Change as described in this Agreement.

If this letter correctly sets forth our agreement on the subject matter hereof, kindly sign and retime to PGI the enclosed copy of this letter which will then constitute our agreement on this subject.

Sincerely,

POLYMER GROUP, INC.


By: /s/ Bruce V. Rauner
   -----------------------
     Bruce V. Rauner
     Chairman
     Compensation Committee



Agreed as of the 5th day of May 1998


/s/ Jerry Zucker
--------------------------
Jerry Zucker

                                 [LETTERHEAD OF PGI]
                                                                 May 22, 1998


Personal and Confidential
-------------------------


Mr. James G. Boyd
Executive Vice President, Treasurer & CFO
Polymer Group, Inc.
4838 Jenkins Avenue
North Charleston, S. C. 29405

Dear Jim:

Polymer Group, Inc. ("PGI") considers the establishment and continuance of a strong and vital management to be essential to protecting and enhancing the best interests of PGI and its shareholders. In this connection, PGI recognizes that when events which could lead to a change of control of PGI occur, they give rise to material uncertainties and questions as to the ownership and future direction of PGI which would persist for some time. The Board recognizes that such uncertainties could result in the departure or possible distraction of key management personnel to the detriment of PGI and its shareholders. Accordingly, the Board wishes to clarify arrangements relating to your employment by PGI or its affiliates, particularly in circumstances relating to change of control to reinforce and encourage you to continue employment with PGI. In particular, the Board believes it important, should PGI or its shareholders receive a proposal in respect of a change in ownership of PGI, that your employment with PGI or its affiliates be continued during the pendency of such proposals and you be able to assess and advise PGI and its shareholders and to take such other action regarding such proposals as the Board might determine to be appropriate, without being influenced by the uncertainties of your own situation.

In order to induce you to remain in the employ of PGI, this letter agreement ("Agreement"), which was approved by the Board at its May 5, 1998 Board meeting, sets forth the severance and termination benefits which PGI agrees will be provided to you in the event your employment with PGI is terminated or significantly affected subsequent to a Fundamental Change (as defined) in the ownership or the direction of PGI under the circumstances described below. Also note that this Agreement revokes and shall supersede all other prior agreements between you and PGI dealing with the specific benefits to be given to you under any Benefit Plan (as hereinafter defined) in the event your employment with PGI is terminated or significantly affected within twenty-four (24) months subsequent to a Fundamental Change. The obligations of PGI to provide the benefits under this Agreement are applicable only in the event of a Fundamental Change in the ownership or direction of PGI in the circumstances described below and do not otherwise affect your present terms and conditions of employment. This Agreement does not in any way establish a precedent or guideline for PGI's obligation to provide such benefits in circumstances other than those described herein. Accordingly, the definitions contained herein, including the definition of "Cause" and "Good Reason," are applicable only for the purpose of this Agreement.

I.  Definitions
    -----------

1.1  In this Agreement, the term:

     (a)  "Base Salary" shall mean your annual salary in effect prior to the
           -----------
          date of delivery of a Notice of Termination (without regard to any reduction in that salary in the sixty (60) days prior to the date of delivery of such Notice).

     (b)  "Beneficial Owner of Voting Securities" means a Person who has any
           -------------------------------------
          beneficial interest in or control or direction over the Voting Securities or has a right to control or direct voting or disposition of Voting Securities held in a trust or has the right to acquire any beneficial interest in Voting Securities, whether issued or unissued conditionally or unconditionally, within sixty (60) days whether by exercise of an option, warrant, right, subscription privilege, agreement, revocation of a trust or otherwise.

     (c)  "Benefit Plan" shall mean any compensation plan such as an incentive,
           ------------
          stock option plan or any employee benefit plan such as a saving, pension, profit sharing, medical, dental, disability, accident, life insurance plan or a relocation plan or policy or any other material plan, program, perquisite or policy of PGI intended to benefit employees.

     (d)  "Board" means the Board of Directors of PGI.
           -----

     (e)  "Cause" shall mean (i) the willful and continued failure by you to
           -----
          perform substantially your duties with PGI (other than any such failure resulting from your incapacity due to physical or mental illness) after a written demand for substantial performance is delivered to you by the Board which specifically identifies the manner in which the Board of Directors believes that you have not substantially performed your duties, or (ii) the willful engaging by you in illegal conduct which is materially and demonstrably injurious to PGI. For the purposes of this definition, no act, or failure to act, on your part, shall be considered "willful" unless done or omitted to be done by you in bad faith and without reasonable belief that such action or omission was in, or not opposed to, the best interests of PGI.

     (f)  "Date of Termination" means the date specified in Section VII of
           -------------------
          this Agreement.

     (g)  "Fundamental Change" shall mean any one of the following events:
           ------------------

          (i) any Person or group of Persons acting jointly and in concert, becomes the beneficial Owner, directly or indirectly, of thirty-five percent (35%) or more of the combined voting power of PGI's Voting Securities, but not including any Person whose ownership of such a percentage of Voting Securities results solely from a share repurchase by PGI or a subsidiary thereof (unless such Person or Persons subsequently purchases any additional Voting Securities).

          (ii) a Person or group of Persons acting jointly and in concert, who is the registered owner or beneficial Owner of five percent (5%) or greater of the combined voting power of PGI's Voting Securities (A) indicates in an information circular sent to shareholders of PGI or otherwise indicates in writing, that such Person or Persons intends to nominate, or (B) at a meeting of PGI's shareholders nominates, individuals for election to the Board who have not been approved by the Incumbent Board (either by a specific vote or by approval of the proxy statement of PGI in which such person is named as a nominee for director, without objection to such nomination) and who, if elected, would constitute a majority of the members on the Board who are not full-time employees of PGI or its subsidiaries and a majority of such nominees are so elected.

          (iii) PGI ceases to control in fact, directly or indirectly, all or substantially all of the assets employed in carrying on the business of PGI.

          Notwithstanding anything in the foregoing to the contrary, no Fundamental Change shall be deemed to have occurred for purposes of this Agreement by virtue of any transaction which results in any Person or Persons approved by the Incumbent Board becoming the beneficial Owner of Voting Securities, directly or indirectly, of more than thirty-five percent (35%) but less than fifty per cent (50%) of the combined voting power of PGI's voting securities.

     (h)  "Good Reason" shall mean:
           -----------

          (i) a reduction by PGI in your Base Salary or the opportunity for cash and non-cash incentive and other compensation as in effect immediately prior to the Fundamental Change;

          (ii) at any time after the happening of a Fundamental Change, an adverse change in your status, position(s) or salary group or scope of responsibility as an executive in effect immediately prior to the Fundamental Change, including, without limitation, a diminution of your scope of duties or responsibilities, the addition of new executive positions with equal or greater title, status or responsibility, any change in reporting responsibility or the assignment to you of any duties or areas of responsibilities which, in your reasonable judgment, are inconsistent with such status or position(s), co-responsibilities undertaken prior to a Fundamental Change or any removal of you from or any failure to reappoint or reelect you to such position(s) (except in connection with the termination of your employment for Cause or disability);

          (iii) the failure by PGI to continue in effect any Benefit Plan in which you are participating at the time of the Fundamental Change or the taking of any action, or the failure to act, by PGI which would adversely affect your continued participation in any of such Benefit Plans on at least as favorable a basis to you as is the case at the time of the Fundamental Change or which would materially reduce your benefits in the future under any of such Benefit Plans or deprive you of any material employment related benefit enjoyed by you at the time of the Fundamental Change; provied, any modification required by the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or the Internal Revenue Code of 1986, as amended (the
                  -----
                "Code") shall not constitute Good Reason;
                 ----

          (iv) PGI requiring you to regularly report for employment to an office located anywhere in excess of fifty (50) miles from where your office is located immediately prior to the Fundamental Change, except for required travel on PGI's business to an extent substantially consistent with the business travel obligations which you undertook on behalf of PGI prior to the Fundamental Change,

          (v) any purported termination by PGI of your employment which is not effected pursuant to a Notice of Termination satisfying the requirements of paragraph 6.1 below (and, if applicable, paragraphs 1.1(e) and 5.2 of this Agreement);

          (vi) failure by PGI to pay or cause to be paid to you any amounts due to you under the terms of any of PGI's Benefit Plan after a decision of the Board that it is in PGI's best interests to do so in accordance with paragraph 4.1 of this Agreement;

          (vii) the failure by PGI to obtain from any Successor the assent to this Agreement contemplated by paragraph 10.1 hereof.

     (i)  "lncumbent Board" means the members of the Board on the date hereof
           ---------------
          and any person becoming a director of PGI subsequent to that date whose election, or nomination for election by PGI's shareholders, was approved by a vote of at least three-quarters (3/4) of the directors comprising the Incumbent Board (either by a specific vote or by approval of the proxy statement of PGI in which such person is named as a nominee for director, without objection to such nomination).

     (j)  "Notice of Termination"  means a notice given in accordance with
           ---------------------
          paragraph 6.1 of this Agreement.

     (k)  "Person" or "Persons" shall mean and include any individual,
           -------------------
          corporation, partnership, unincorporated organization or syndicate or association, trust, trustee, executor, administrator or other legal representative other than PGI, a subsidiary of PGI or any employee benefit plan(s) sponsored by PGI or a subsidiary of PGI.

     (l)  "PGI" means Polymer Group, Inc. and includes any corporation or other
           ---
          entity which is the surviving or continuing entity in respect of any amalgamation, merger, consolidation, combination, recapitalization, dissolution or form of business combination.

     (m)  "Retirement" shall mean termination by you of your employment with PGI
           ----------
          on or after your normal retirement date, including early retirement with your written consent, under and in accordance with the terms of the qualified plans of PGI in which you participate or the retirement date declared by you in writing.

     (n)  "Successor" shall mean any Person that concurrently with or subsequent
           ---------
          to a Fundamental Change succeeds to, or has the practical ability to control (either immediately or with the passage of time), PGI's business directly, by merger or consolidation, or indirectly, by purchase of PGI's Voting Securities, all or substantially all of its assets or otherwise.

     (o)  "Voting Securities" shall mean any share or other security that
           -----------------
          carries a voting right either under all circumstances or under some circumstances that have occurred and are continuing and also includes any share or security that is ultimately exercisable or convertible into a Voting Security, whether conditionally or unconditionally.

II.  Agreement to Provide Services: Right to Terminate
     -------------------------------------------------

2.1 Except as otherwise provided in paragraph 2.2 below, after the first occurrence of a Fundamental Change, PGI or you may terminate your employment at any time subject to PGI providing to you the benefits hereinafter specified in respect of termination of your employment all in accordance with the terms hereof.

2.2 In the event a take-over is made by a Person or Persons acting jointly and in concert in respect of any securities of PGI prior to the first occurrence of a Fundamental Change, you agree that you will not leave the employ of PGI (other than as a result of disability or upon Retirement) until the earliest of (a) one hundred and twenty (120) days after the commencement of such take-over bid, (b) such take-over bid has been abandoned or terminated, or (c) the first occurrence of a Fundamental Change.

III. Term of the Agreement
     ---------------------

3.1 This Agreement shall commence on the date hereof and shall continue to be in effect for a minimum period of five years commencing May 5, 1998 and shall, automatically be extended for additional periods of one year unless at least ninety (90) days prior to the expiration of the current one year period, PGI or you shall have given written notice that this Agreement shall not be extended.

3.2 It is further provided that this Agreement shall continue to be in effect for a period of twenty four (24) months beyond the term provided in paragraph 3.1 above if a Fundamental Change in PGI shall have occurred during such term. Notwithstanding anything in this Section III to the contrary, your employment may be terminated by PGI prior to the happening of a Fundamental Change, without giving rise to the obligations of PGI hereunder provided, however, any such termination will be subject to applicable laws and any other agreements you may have with PGI. This Agreement may be terminated by you prior to the happening of a Fundamental Change, except after the commencement of a take-over bid wherein you may terminate this Agreement only in the circumstances indicated in paragraph
     2.2. above.

3.3 Any amendment or termination of this Agreement in accordance with the terms hereof shall not be construed as a termination of your employment nor shall it constitute a change in the terms of your employment so as to amount to your constructive dismissal and you hereby waive any rights to pursue such a claim on the basis of such amendment or termination of this Agreement.

IV.  Stock Option Plan
     -----------------

4.1 The Board shall continue to have any power to accelerate the vesting of options and stock appreciation rights that is currently available to it under the Stock Option Plan. In addition, providing that the Board of Directors judges that it is in the best interests of the shareholders not
                                                                           ---
     to have the options vested automatically, all options and stock appreciation rights granted to you under the Stock Option Plan, whether vested or not, shall become vested and immediately exercisable:

     (a) If at any time, any person, other than yourself or an Affiliate thereof, beneficially owns, directly or indirectly, voting securities of the Corporation carrying more than 35% of the votes for the election of directors or any person makes a successful take-over bid for 50% or more of the voting securities of the Corporation (including the voting securities of the Corporation then held by such offeror).

     (b) less than 20% of PGI's Voting Securities are listed on The New York Stock Exchange, or a similar recognized stock exchange and are widely held by persons other than the Person (or group of Persons acting jointly or in concert) whose actions have given rise to the Fundamental Change; or

     (c) you are terminated other than for Cause, in accordance with the terms of this Agreement.

V.   Termination Following Fundamental Change
     ----------------------------------------

5.1 Following the first occurrence of any Fundamental Change in PGI, you shall be entitled to the benefits provided in paragraph 8.2 hereof upon:

     (a) the termination of your employment by PGI at any time within twenty-four (24) months after the happening of such Fundamental Change unless such termination is (A) because of your death or Retirement, or (B) by PGI for Cause or disability;

     (b) the termination of your employment by you with Good Reason providing that such termination occurs within twenty-four (24) months after the happening of such Fundamental Change; or

     (c) termination of your employment within the mutual consent of you and PGI within twenty-four (24) months of the happening of such Fundamental Change.

5.2 If PGI intends to terminate your employment for Cause following a Fundamental Change then any act, or failure to act, based upon authority given pursuant to a resolution duly adopted by the Board or based upon the advice of counsel for PGI shall be conclusively presumed to be done, or omitted to be done, by you in good faith and in the best interests of PGI.

     Notwithstanding the foregoing, you shall not be deemed to have been terminated for Cause unless and until a copy of a resolution duly adopted by the affirmative vote of not less than three-quarters (3/4) of the directors who are not full-time employees of PGI or any of its subsidiaries at a meeting of the Board called and held for the purpose (after reasonable notice to you and an opportunity for you, together with your counsel, to be heard before the Board has been given), finding that in the good faith opinion of the Board you were guilty of the conduct set forth above in sub-clauses (i) or (ii) of paragraph 1.1(e) and specifying the particulars thereof in detail is delivered to you.

VI.  Notice of Termination
     ---------------------

6.1 Any purported termination by PGI or by you following a Fundamental Change shall be communicated by written Notice of Termination to the other party hereto and shall indicate with reasonable particularity the specific termination provision in this Agreement relied upon.

VII. Date of Termination
     -------------------

7.1  "Date of Termination"  following a Fundamental Change shall mean:
      -------------------

     (a) if your employment is to be terminated by PGI for Cause, the date specified in the Notice of Termination which shall be on or after the date upon which the Notice of Termination is delivered;

      (b) if you terminate employment with Good Reason, a date no earlier than thirty (30) days from the date on which the Notice of Termination is given; or

      (c) if your employment is to be terminated by PGI for any reason other than Cause, the date specified in the Notice of Termination, which in no event shall be a date earlier than sixty (60) days after the date on which a Notice of Termination is given unless an earlier date has been expressly agreed to by you in writing either in advance of, or after, receiving such Notice of Termination.

7.2 In the case of termination by PGI of your employment for Cause, if you have not previously expressly agreed in writing to the termination, then within thirty (30) days after receipt by you of the Notice of Termination with respect thereto, you may notify PGI that a dispute exists concerning the termination, in which event the Date of Termination shall be the date set either by mutual written agreement of the parties or by the arbitrators in a proceeding as provided in paragraph 12.7 hereof.

VIII. Compensation Upon Termination
      -----------------------------

8.1 If your employment shall be terminated for Cause following a Fundamental Change, PGI shall pay you your Base Salary and prorated bonus through the Date of Termination plus any other benefits or awards (including the cash value of any Benefit Plan, if applicable) which have been earned or become payable, but which have not yet been paid to you. Thereupon PGI shall have no further obligations to you under this Agreement.

8.2 If your employment is terminated after the first occurrence of any Fundamental Change in accordance with the manner described in paragraph
      5.1 then, on the fifth (5th) day following the Date of Termination (except as otherwise provided), you shall be entitled without regard to any contrary provisions of any Benefit Plan, to the benefits as provided below

      (a) PGI shall pay your base Salary plus any annual benefits or awards (including both the cash and non-cash value of any Benefit Plan, if applicable, including bonus or incentives) pro-rated to the Date of Termination on the basis that any targets necessary to obtain such awards have been achieved, in a manner acceptable to you. Notwithstanding anything in this Section VIII to the contrary, the amount payable to you in respect of bonus or incentive plans shall be paid to you within five days of receipt by PGI of the audited financial results for the year in which the Date of Termination occurs.

      (b) PGI shall pay you as severance pay and in lieu of any further salary for periods subsequent to the Date of Termination, an amount in cash equal to 2.99 times the aggregate of your (i) Base Salary plus (ii) the cash value of the non-cash Benefit Plans plus (iii) the average of annual bonus you received in the two (2) years immediately preceding the Date of Termination.

8.3 The amount of any payment provided for in this Section VIII shall not be reduced, offset or subject to recovery by PGI by reason of any compensation earned by you as the result of employment by another employer after the Date of Termination, or otherwise.

8.4 In the event that your employment is terminated in the circumstances described in paragraph 5.1, in the Notice of Termination or otherwise, within four (4) days of the Date of Termination, you may, in writing, direct PGI that any amounts which should become payable to you pursuant to paragraph 8.2 hereof shall be paid to you in three (3) equal annual installments, with the first such installment payable five (5) business days after the Date of Termination and each successive installment paid on the anniversary of the Date of Termination or the next following business day if such date is not a business day; provided, any amounts to be paid from the trust(s) of qualified plans shall only be payable at the time and in the manner prescribed under such plans.

IX.  Additional Rights
     -----------------

9.1 You agree that the provisions of this Agreement include any statutory entitlements to notice of termination or termination pay in lieu of notice and severance pay and is in lieu of and replaces any common law entitlements to notice of termination or pay in lieu thereof and you waive your right at common law to reasonable notice. (The notice period for termination of employment as provided herein shall comply with the notice of termination provisions of applicable employment standards legislation, as amended from time to time).

X.   Successors:  Binding Agreement
     ------------------------------

10.1 Any Successor to PGI shall be bound by this Agreement. PGI will seek to have any Successor assent to the fulfillment by PGI of its obligations under this Agreement at your request. Failure of PGI to obtain such assent within thirty (30) days after such request shall constitute Good Reason for termination by you of your employment and shall entitle you to the benefits provided in paragraph 8.2 hereof upon delivery by you of a Notice of Termination.

10.2 This Agreement shall inure to the benefit of and be enforceable by your personal or legal representatives, executors, administrators, successors or heirs. If you should die while any amount would still be payable to you hereunder if you had continued to live, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to a beneficiary designated by you in writing or barring such designation to your estate; provided, with respect to all employee Benefit Plans subject to ERISA, any beneficiary designation will be governed by the terms of such plans.

XI.  Fees and Expenses:  Mitigation
     ------------------------------

11.1 PGI shall pay all reasonable legal and accounting fees and related expenses incurred by you in connection with the Agreement following a Fundamental Change including, without limitation, (a) all such fees and expenses, if any, incurred in contesting or disputing any termination of your employment by PGI after a Fundamental Change or incurred by you in seeking advice with respect to general taxation and financial advice with respect to the receipt of payments hereunder or (b) your seeking to obtain or enforce any right or benefit provided by this Agreement provided, however, you shall be required to repay any such amounts to PGI to the extent that a court issues a final and non-appealable order setting forth the determination that the position taken by you was frivolous or advanced by you in bad faith.

11.2 You shall not be required to mitigate the amount of any payment PGI becomes obligated to make to you in connection with this Agreement, by seeking other employment or otherwise.

XII. General
     -------

12.1 Confidentiality.  Notwithstanding any provision of this Agreement, any
     ---------------
     provision governing an obligation of confidentiality on your part to PGI that is contained in any other agreement that you may have with PGI shall continue to be of full force and effect.

12.2  Taxes and Other Amounts.  All payments to be made to you under this
      -----------------------
      Agreement will be subject to required withholding of income tax and other amounts under federal, and state tax laws.

12.3  Survival.  The respective obligations of, and benefits afforded to PGI and
      --------
      you as provided in Sections VIII, X and XI and paragraphs 12.2 and 12.7 of this Agreement that have accrued upon the first occurrence of a Fundamental Change shall survive termination of this Agreement.

12.4  Notice.  For the purposes of this Agreement, notices and all other
      ------
      communications provided for in the Agreement shall be in writing and shall be deemed to have been duly given when delivered postage prepaid and addressed, in the case of PGI, to the address set forth on the first page of this Agreement or, in the case of the undersigned employed, to the address set forth below his signature provided that all notices to PGI shall be directed to the attention of the Secretary of the Board or Chairman of the Compensation Committee, or to such other address as either party may have furnished to the other in writing in accordance herewith, except that notice of change of address shall be effective only upon receipt.

12.5  Miscellaneous.  No provision of this Agreement may be modified, waived or
      -------------
      discharged unless such modification, waiver or discharge is agreed to in writing signed by you and the Board of PGI. No waiver by either party hereto at any time of any breach by the other party hereto of, or in compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not expressly set forth in this Agreement. The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of South Carolina.

12.6  Validity.  The invalidity or unenforceability of any provision of this
      --------
      Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

12.7  Arbitration.  Any dispute or controversy arising under or in connection
      -----------
      with this Agreement shall be settled, exclusively by arbitration by three arbitrators in accordance with the rules of the American Arbitration Association then in effect. Judgment may be entered on the arbitrators' award in any court having jurisdiction; provided, however, that you shall be entitled to seek specific performance of your right to be paid until the Date of Termination during the pendency of any dispute or controversy arising under or in connection with this Agreement. PGI shall bear all costs and expenses arising in connection with any arbitration proceeding pursuant to this paragraph 12.7.

12.8  Counterparts.  This Agreement may be executed in several counterparts,
      ------------
      each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

12.9  Amendments.  Notwithstanding anything in the foregoing to the contrary,
      ----------
      the Incumbent Board may by resolution or otherwise prior to the occurrence of a Fundamental Change effect any amendments to this Agreement as it deems appropriate provided that such amendments are not adverse to your right to receive any benefits to which you may become entitled in the event of a Fundamental Change as described in this Agreement.

If this letter correctly sets forth our agreement on the subject matter hereof, kindly sign and retime to PGI the enclosed copy of this letter which will then constitute our agreement on this subject.

Sincerely,

POLYMER GROUP, INC.


By: /s/ Bruce V. Rauner
   -------------------------------------
     Bruce V. Rauner
     Chairman
     Compensation Committee




Agreed as of the 5th day of May, 1998


/s/ James G. Boyd
----------------------------------------
James G. Boyd